Shareholders' Equity	12 Months Ended
Sep. 30, 2024
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 13 — SHAREHOLDERS’ EQUITY

Ordinary Shares

On February 8, 2024, the Company formally executed a forward stock split of its ordinary shares at a ratio of one pre-split ordinary share to 20 post-split ordinary shares. After the stock split, the authorized number of ordinary shares became 1,000,000,000, increased from 50,000,000 pre-split shares. The par value changed from $0.001 to $0.00005 accordingly. The number of shares and per share data are presented herein have been retroactively adjusted to give effect to the stock split.

Upon the incorporation of the Company, 400,000,000 ordinary shares were issued. On October 28, 2022, the original shareholders of the Company surrendered 265,000,000 ordinary shares for no consideration. As a result, on a retrospective basis, 135,000,000 ordinary shares were issued and outstanding as of September 30, 2022 and 2021.

Initial Public Offering

On March 30, 2023, the Company closed its initial public offering (the “Offering”) of 20,000,000 ordinary shares at a public offering price of $0.4 per share for total gross proceeds of $8,000,000 before deducting underwriting discounts and offering expenses. Net proceeds of the Company’s Offering were approximately $6.8 million. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 3,000,000 ordinary shares at the public offering price, less underwriting discounts, to cover over-allotment, if any. On April 6, 2023, the underwriter partially exercised the over-allotment option to purchase an additional 947,100 ordinary shares for total gross proceeds of $378,840 before deducting underwriting discounts and commissions. As of May 14, 2023, the remaining options were expired. The Company’s ordinary shares began trading on the Nasdaq Capital Market under the symbol “ZJYL” on March 28, 2023.

Statutory reserve and restricted net assets

The Company’s PRC subsidiaries, VIE and VIE’s subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. The payment of dividends by entities organized in China is subject to limitations, procedures and formalities. Regulations in the PRC currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China.

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production or increase in registered capital, but are not distributable as cash dividends.

Relevant PRC laws and regulations restrict the Company’s PRC subsidiaries, VIE and VIE’s subsidiaries from transferring a portion of their net assets, equivalent to their statutory reserves and their share capital, to the Company’s shareholders in the form of loans, advances or cash dividends. Only PRC entities’ accumulated profits may be distributed as dividends to the Company’s shareholders without the consent of a third party. As of September 30, 2024 and 2023, the restricted amounts as determined pursuant to PRC statutory laws totaled $2,593,076 and $2,010,890, respectively, and total restricted net assets amounted to $2,679,635 and $2,097,449, respectively.